Exhibit 4.1

EXECUTION VERSION

AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of May 8, 2013, but effective as of the Effective Date (as defined in Section 2 hereof), is among NGL ENERGY PARTNERS LP, a Delaware limited partnership (the “Company”), and the NOTEHOLDERS listed on the signature pages hereto (collectively, the “Noteholders”).

RECITALS:

A.                                    The Company and the Purchasers party thereto entered into a Note Purchase Agreement dated as of June 19, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of January 15, 2013, the “Existing Note Agreement”, and as the same shall be further amended hereby, the “Note Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement.

B.                                    The Guarantors entered into that certain Guaranty Agreement dated as of June 19, 2012 (as heretofore amended, supplemented or otherwise modified, the “Guaranty Agreement”).

C.                                    The Company has requested that the Noteholders amend the Existing Note Agreement as more fully described herein below.

D.                                    The Noteholders are willing to agree to such amendments, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Company, set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto hereby agree as follows:

Section 1.                                          AMENDMENTS TO EXISTING NOTE AGREEMENT.  Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Company herein contained, the Company and the Noteholders hereby agree to amend the Existing Note Agreement as set forth below, effective as of the Effective Date (as hereinafter defined):

(a)                                 The definition of “Total Indebtedness” in Schedule B of the Existing Note Agreement is hereby amended by deleting the number “$250,000,000” as it appears in clause (c) thereof and inserting the number “$325,000,000” in lieu thereof.

Section 2.                                          CONDITIONS PRECEDENT.  The amendments provided in Section 1 of this Amendment shall become effective (the date of such effectiveness being referred to herein as the “Effective Date”) upon the satisfaction of each of the following conditions (with each of the documents referred to below being in form and substance satisfactory to the Noteholders and in full force and effect):

(a)                                 Execution and Delivery of this Amendment.  The Noteholders shall have received a copy of this Amendment executed and delivered by the Company and the Guarantors.

(b)                                 Representations and Warranties.  Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

(c)                                  Amendment to Credit Agreement Documents.  The Noteholders shall have received a copy of an amendment in respect of the Credit Agreement (the “Credit Agreement Amendment”), dated the date hereof, and any other documents entered into in connection therewith (collectively, the “Credit Agreement Amendment Documents”), in each case in form and substance satisfactory to the Noteholders and executed and delivered by the Note Parties, the Administrative Agent and the Required Lenders (as defined in the Credit Agreement), as applicable.

(d)                                 Amendment to Intercreditor Agreement.  The Noteholders shall have received a copy of an amendment in respect of the Intercreditor Agreement dated the date hereof, in form and substance satisfactory to the Noteholders and executed and delivered by the Note Parties, the Noteholders, the Administrative Agent, the Collateral Agent and certain of the other Secured Parties, as applicable.

(e)                                  Payment of Amendment Fee.  The Company shall have paid a fee to each Noteholder equal to 0.05% multiplied by the aggregate outstanding principal amount of the Notes held by such Noteholder.

(f)                                   Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Amendment and all documents and instruments incident to such transactions shall be satisfactory to the Noteholders and their special counsel, and the Noteholders and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as the Noteholders or such special counsel may reasonably request.

Section 3.                                          REPRESENTATIONS AND WARRANTIES.  To induce the Noteholders to enter into this Amendment, the Company represents and warrants to the Noteholders on the Effective Date as follows:

(a)                                 Organization; Power and Authority.  Each Note Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.  Each Note Party has the organizational power and authority to execute and deliver this Amendment and any other documents in connection herewith (collectively, the “Note Agreement Amendment Documents”) to which it is a party and to perform the provisions hereof and thereof.

(b)                                 Due Authorization; Binding Effect.  The Note Agreement Amendment Documents have been duly authorized, executed and delivered by the Note Parties party thereto, and the Note Agreement Amendment Documents and the Note Documents (as and to the extent amended on the Effective Date) constitute the legal, valid and binding obligations of each Note Party party thereto, enforceable in accordance with their terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity

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(regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)                                  Note Agreement Representations and Warranties.  Each of the representations and warranties made by the Note Parties in the Note Agreement is true and correct on and as of the Effective Date with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct as of such earlier date).

(d)                                 No Default.  No Default or Event of Default exists under any of the Note Documents before or after giving effect to the amendments provided hereunder.

(e)                                  Compliance with Laws; Governmental Consents.  The execution, delivery and performance of this Amendment and the other Note Agreement Amendment Documents by the Note Parties party thereto, and compliance by the Note Parties with all the provisions hereof and thereof, will not (i) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (ii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

(f)                                   Amendment Fee.  The Company has paid (or will pay) a fee to each of the Lenders executing the Credit Agreement Amendment equal to 0.05% multiplied by the aggregate outstanding Commitments (as defined in the Credit Agreement) of such Lender under the Credit Agreement (excluding any fees separately payable to any Lenders increasing their commitments in connection with the Credit Agreement Amendment).

Section 4.                                          EXPENSES.

Whether or not the transactions contemplated hereby are consummated, the Company will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all reasonable out-of-pocket expenses and costs incurred by the Noteholders relating to this Amendment and the other Note Agreement Amendment Documents, including, but not limited to, the reasonable fees and disbursements of Baker Botts L.L.P., incurred in connection with the preparation, negotiation and delivery of this Amendment and the other Note Agreement Amendment Documents, and all other related documentation.  This Section 4 shall not be construed to limit the Company’s obligations under Section 15.1 of the Note Agreement.

Section 5.                                          MISCELLANEOUS.

(a)                                 APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)                                 Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, the parties hereto.  Delivery of this

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Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

(c)                                  Affirmation of Obligations.  Notwithstanding that such consent is not required under the Guaranty Agreement, or any of the other Note Documents to which it is a party, each of the Guarantors consents to the execution and delivery of this Amendment and the other Note Agreement Amendment Documents by the parties hereto.  As a material inducement to the undersigned to amend the Existing Note Agreement, each of the Guarantors (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Guaranty Agreement and each of the other Note Documents to which it is a party and (ii) agrees that the execution, delivery and performance of this Amendment and the other Note Agreement Amendment Documents shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

(d)                                 Note Document.  This Amendment is a Note Document and all of the provisions of the Note Agreement which apply to Note Documents apply hereto.

 (Remainder of Page Intentionally Left Blank; Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Effective Date.

NGL ENERGY PARTNERS LP

			By:	/s/ Atanas H. Atanasov
				Name:	Atanas H. Atanasov
				Title:	Senior Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date hereof.

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Noteholder

By:		/s/ ILLEGIBLE SIGNATURE
Vice President

PRUCO LIFE INSURANCE COMPANY, as a Noteholder

By:		/s/ ILLEGIBLE SIGNATURE
Assistant Vice President

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY, as a Noteholder

By:		Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ ILLEGIBLE SIGNATURE
Vice President

Signature Page to Amendment No. 2 to Note Agreement

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY, as a Noteholder

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ ILLEGIBLE SIGNATURE
Vice President

PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY, as a Noteholder

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ ILLEGIBLE SIGNATURE
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a Noteholder

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ ILLEGIBLE SIGNATURE
Vice President

Signature Page to Amendment No. 2 to Note Agreement

AMERICAN GENERAL LIFE INSURANCE COMPANY (successor by merger to AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY)
AMERICAN GENERAL LIFE INSURANCE COMPANY (successor by merger to AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE)
AMERICAN GENERAL LIFE INSURANCE COMPANY (successor by merger to SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
COMMERCE AND INDUSTRY INSURANCE COMPANY
NEW HAMPSHIRE INSURANCE COMPANY
CHARTIS PROPERTY CASUALTY COMPANY

By:	AIG ASSET MANAGEMENT (U.S.), LLC, Investment Adviser

	By:	/s/ Curtis F. Sullivan
	Name:	Curtis F. Sullivan
	Title:	Vice President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, as a Noteholder

By:	/s/ Andrew M. Leicester
Name:	Andrew M. Leicester
Title:	Director

SUN LIFE ASSURANCE COMPANY OF CANADA, as a Noteholder

By:	/s/ Keith Cressman
Name:	Keith Cressman
Title:	Senior Managing Director
Private Fixed Income

By:	/s/ Jeffrey Mayer
Name:	Jeffrey Mayer
Title:	Managing Director, Private Securitization Finance
Private Fixed Income

Signature Page to Amendment No. 2 to Note Agreement

Agreed to and acknowledged by the undersigned:

GUARANTORS:

NGL ENERGY OPERATING LLC, a Delaware
limited liability company

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Senior Vice President & Treasurer

NGL SUPPLY, LLC, a Delaware limited liability
company

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Senior Vice President & Treasurer

HICKSGAS, LLC, a Delaware limited liability
company

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Senior Vice President & Treasurer

NGL SUPPLY RETAIL, LLC, a Delaware limited
liability company

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Senior Vice President & Treasurer

Signature Page to Amendment No. 2 to Note Agreement

NGL SUPPLY WHOLESALE, LLC, a Delaware
limited liability company

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Senior Vice President & Treasurer

NGL SUPPLY TERMINAL COMPANY, LLC, a
Delaware limited liability company

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Senior Vice President & Treasurer

OSTERMAN PROPANE, LLC, a Delaware limited
liability company

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Senior Vice President & Treasurer

NGL-NE REAL ESTATE, LLC, a Delaware
limited liability company

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Senior Vice President & Treasurer

NGL-MA REAL ESTATE, LLC, a Delaware
limited liability company

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Senior Vice President & Treasurer

Signature Page to Amendment No. 2 to Note Agreement

NGL-MA, LLC, a Delaware limited liability
company

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Senior Vice President & Treasurer

HIGH SIERRA ENERGY, LP, a Delaware limited
partnership

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

GREENSBURG OILFIELD, LLC, a Colorado
limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

ANTICLINE DISPOSAL, LLC, a Wyoming
limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

HIGH SIERRA SERTCO, LLC, a Colorado limited
liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

Signature Page to Amendment No. 2 to Note Agreement

HIGH SIERRA ENERGY MARKETING, LLC, a
Colorado limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

CENTENNIAL ENERGY, LLC, a Colorado
limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

CENTENNIAL GAS LIQUIDS ULC, an Alberta
unlimited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

HIGH SIERRA TRANSPORTATION, LLC, a
Colorado limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

Signature Page to Amendment No. 2 to Note Agreement

HIGH SIERRA CRUDE OIL & MARKETING,
LLC, a Colorado limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

HIGH SIERRA WATER SERVICES, LLC, a
Colorado limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

Signature Page to Amendment No. 2 to Note Agreement

ANDREWS OIL BUYERS, INC., a Texas
corporation

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

HIGH SIERRA ENERGY OPERATING, LLC, a
Colorado limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

HIGH SIERRA COMPRESSION, LLC, a Colorado
limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

HIGH SIERRA WATER HOLDINGS, LLC, a
Colorado limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

Signature Page to Amendment No. 2 to Note Agreement

HIGH SIERRA WATER-EAGLE FORD, LLC, a
Delaware limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

PETRO SOURCE TERMINALS, LLC, a Texas
limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

BLACK HAWK GATHERING, L.L.C., a Texas
limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

MIDSTREAM OPERATIONS L.L.C., a Texas
limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

Signature Page to Amendment No. 2 to Note Agreement

PECOS GATHERING & MARKETING, L.L.C., a
Texas limited liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

THIRD COAST TOWING, LLC, a Texas limited
liability company

By:	/s/ James J. Burke
	Name:	James J. Burke
	Title:	Chief Executive Officer and President

Signature Page to Amendment No. 2 to Note Agreement